EXHIBIT 99.2

VERSEDGE TECHNOLOGIES INC.

2001 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Made as of the      day of                     , 2001

Between

VERSEDGE TECHNOLOGIES INC., a Delaware company with offices at                      (the “Company”);

And

                                         , an individual residing in Israel whose address is                                          (the “Optionee”);

1.	Grant of Option

(a) As of              (the “Date of Grant”), the Company hereby grants to the Optionee non-statutory stock options (the “Options”), pursuant to the Company’s 2001 Stock Option Plan (the “Plan”), to purchase all or any part of an aggregate of                  (        ) shares of Common Stock of the Company, par value US$0.01 each (the “Option Shares”), equal in all rights, benefits and restrictions to the shares of Common Stock of the Company pursuant to the Company’s Certificate of Incorporation and Bylaws, as such will be from time to time, on the terms and conditions hereinafter set forth. A summary of the terms of the Options is attached hereto as Exhibit A.

(b) The number of Option Shares is subject to adjustment as provided in Section 5 hereunder.

(c) The Options are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.

2.	Purchase Price

The purchase price of the Option Shares shall be              U.S. Dollars ($        ) per share (the “Option Price”). Payment shall be made in the manner prescribed in Section 7 hereof.

3.	Term and Exercise of Options

(a) The Options shall be valid for a period of              (        ) years from the Date of Grant, subject to earlier termination as provided in Sections 5 and 6 hereof (the “Option Term”).

(b) The Options may be exercised, in whole or in part, at any time during the Option Term, in accordance with the vesting schedule set out in (c) below. Subject to such schedule and to other provisions of this Agreement, including without limitations Sections 5 and 6 hereof, any Options which are vested and unexercised shall remain outstanding during the Option Term and shall be exercisable at any time during such term.

(c) The Optionee’s rights to purchase the Option Shares shall become exercisable over a period of four years, commencing on                      (the “Commencement Date”), in the following manner and in accordance with Exhibit A hereof (Exhibit A shall govern in any event of discrepancy or inconsistency herewith): the Options to purchase 25% of the Option Shares shall become exercisable upon the lapse of the first anniversary of the Commencement Date; the Options to purchase the remaining Option Shares shall become exercisable in thirty six (36) equal monthly installments (i.e., a total vesting period of four years from the Commencement Date).

(d) Except as provided in Section 6, the Options may not be exercised unless, at the time the Options are exercised and at all times from the Commencement Date, the Optionee shall then be and shall have been an employee of the Company or of any of its subsidiaries.

4.	Restrictions on Transfer

The Options shall not be transferable otherwise than by will or the laws of descent and distribution. Without derogating from the foregoing, the Options may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Options contrary to the provisions hereof and of the Plan, and the levy of any execution, attachment, or similar process upon the Options, shall be null and void and without effect.

5.	Adjustment; Early Termination

(a) In the event of an Acquisition Event (as defined below) while any Options remain outstanding and unexercised, the following terms shall apply to such outstanding and unexercised Options, with respect to the Option Shares purchasable upon exercise thereof:

(i) Options which are not yet vested at the time of such Acquisition Event, shall be assumed or shall be substituted for an appropriate number of options to purchase the class of shares or other securities of the successor company (or a parent or subsidiary of the successor company) which were distributed to the shareholders of the Company in respect of their shares of the Company, and appropriate adjustments for maintaining the economic value represented by the Options prior to such assumption of substitution shall be made in the purchase price per share to reflect such action, and all other terms and conditions of the Options shall remain in full force and effect, including without limitation the vesting schedule, all as will be determined by the Board of Directors or the committee appointed by it (the “Committee”).

Notwithstanding the foregoing, if the successor company (or a parent or subsidiary of the successor company) does not agree to assume or substitute the remaining unvested Options as aforesaid, or if the nature or circumstances of the Acquisition Event preclude such assumption or substitution, the vesting periods of such unvested Options shall be accelerated, so that any unvested Options shall become immediately vested in full and shall become subject to the provisions of the next paragraph.

(ii) Options which are vested or that will be vested at the time of such Acquisition Event, subject to the preceding paragraph, shall become exercisable as of a specified time (in any event not after the time such Options are vested according to their vesting schedule), but not less than ten (10) days, prior to the effective date of such event (the “Acceleration Time”), which will be notified in writing to the Optionee. Such Options will terminate immediately prior to the effective date of such Acquisition Event, except to the extent exercised by the Optionee between the Acceleration Time and the consummation of such Acquisition Event.

(iii) An “Acquisition Event” shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (b) any sale of all or substantially all of the assets or shares of the Company, or (c) the complete liquidation of the Company.

(b) For the purposes of this Section 5, an Option shall be considered assumed or substituted if, following the merger or acquisition, such Option shall confer the right to purchase or receive, with respect to each Option Share issuable upon exercise of the Option immediately prior to the Acquisition Event, under the vesting schedule applicable to the Options prior to such merger or acquisition, the consideration (whether shares, options, cash, or other securities or property) received under the merger or acquisition by holders of majority of shares of Common Stock of the Company for each share held by them on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Acquisition Event is not solely common shares (or their equivalent) of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company, provide for the consideration to be received upon the exercise of the Option to be solely common shares (or their equivalent) of the successor company or its parent or subsidiary, equal in Fair Market Value (as defined below) to the per share consideration received by holders of a majority of the outstanding shares of Common Stock of the Company in the merger or acquisition.

“Fair Market Value” means, as of any date, the value of a share of Common Stock of the Company determined as follows:

(1)	if the shares of Common Stock are listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market System, or the NASDAQ SmallCap Market of the NASDAQ Stock Market, the Fair Market Value shall be the closing sales price for such shares (or the closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in the Wall Street Journal, or such other source as the Committee deems reliable;

(2)	if the shares of Common Stock are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the average between the high bid and low asked prices for the shares of Common Stock on the last market trading day prior to the day of determination; or

(3)	in the absence of an established market for the shares of Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(c) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding Common Shares are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such outstanding Common Shares or other securities, an appropriate and proportionate adjustment shall be made in the number and kind of outstanding Option Shares and/or in the Option Price, without changing the aggregate Option Price of such outstanding Option Shares or the economic value of the outstanding Options. If this Section 5(c) applies to any event to which Section 5(a) also applies, then Section 5(a) shall be applicable to such event and this Section 5(c) shall not apply.

Any adjustments under this Section 5(c) will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued on account of any such adjustments.

6.	Termination of Options

Without derogating from the provisions of Section 5 hereof, the following shall apply with respect to the termination of the Options:

(a) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his retirement with the consent of the Company or voluntary termination, then the Options, only to the extent exercisable by him at the time he ceases to be employed by the Company or any subsidiary, may be exercised by him within three (3) months after such time.

(b) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his disability, then the Options, only to the extent exercisable by him at the time he ceases to be employed by the Company or any subsidiary, may be exercised by him within twelve (12) months after such time.

(c) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his dismissal without Cause (as defined in the Optionee’s employment agreement), then the Options, only to the extent exercisable by him at the time he ceased to be employed by the Company or any subsidiary, may be exercised by him within three (3) months after such time.

(d) If the Optionee shall die while in the employ of the Company or any subsidiary, his estate, personal representative, or beneficiary shall have the right, subject to the provisions of Section 4, to exercise the Options (only to the extent that the Optionee would have been entitled to do so at the time of his death) at any time within twelve (12) months from the date of his death.

(e) Employment by the Company or any subsidiary shall not be deemed to be terminated because an Optionee is transferred from one of the Company or any subsidiary to another of the Company or any subsidiary.

(f) If the Optionee shall cease to be employed by the Company or any subsidiary for any reason other than as described above, the Options will terminate immediately.

7.	Method of Exercising Options

(a) Subject to the other terms and conditions of this Agreement, the Options may be exercised by a written notice to the Company at its registered office at the time of the exercise. Such notice shall state that the Options are being exercised thereby and the number of Option Shares in respect of which they are being exercised. The notice shall be signed by the Optionee and shall be accompanied by payment in full of the Option Price for such exercised Option Shares, in one of the following ways: (1) in cash or a check to the order of the Company in an amount equal to the exercise price of such Options; or (2) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Options (A) by delivery to the Company of other common stock of the company, or (B) according to a deferred payment schedule.

(b) the Company shall issue the exercised shares in the name of the Optionee, and deliver a certificate or certificates representing such shares to the Optionee as soon as practicable after notice and payment shall be received.

(c) In the event Options shall be exercised by any person or persons other than the Optionee, pursuant to Section 4 hereof, the notice of exercise shall be accompanied by appropriate evidence of the right of such person or persons to exercise the Options, and the provisions of this Section 7 shall apply, mutatis-mutandis.

8.	Rights of Optionee as a Shareholder

Subject to all other terms and conditions of this Agreement and the Plan, the Optionee shall have no rights of a shareholder with respect to exercised Option Shares until a certificate or certificates representing such shares are issued to him or her, and the Optionee is registered in the Company’s books as a shareholder thereof. Thereafter, the Optionee shall have all rights of a shareholder of the Company under the Company’s Certificate of Incorporation and Bylaws, as such may be from time to time. All shares of Common Stock purchased upon the exercise of the Options as provided herein shall be fully paid and non-assessable.

9.	Tax Liability; Conditions for Issue

(a) All tax liability regarding the issue of the Options and the Option Shares shall be borne by the Optionee.

(b) The exercise of the Options shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise with any securities exchange or under any national, state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise in the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. For the avoidance of doubt, nothing in the foregoing shall impose any duty on the Company to list, register, qualify or obtain any approvals in respect of the Option Shares.

(c) the Company may require an additional payment equal to all applicable withholding taxes (if withheld by the Company) which may be imposed on the difference between the purchase price of the Option Shares and the Fair Market Value of such shares, as of the exercise date (which sum shall be paid in due course by the Company to the applicable agencies as income taxes withheld on income resulting from the exercise of the Options).

10.	Securities Laws Representations

Unless Option Shares have been registered under the United States Securities Act of 1933 or the Securities Law of 1968, as amended, or an equivalent law of any applicable jurisdiction, or the Company has determined that such registration is unnecessary, the Optionee may be required, upon exercise of the Options or any of them, to give a representation in writing that he or she is acquiring such Option Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution (within the meaning thereof pursuant to the U.S.

securities laws) of any part thereof. The Company may place a legend on any share certificate delivered pursuant to this Agreement, to the effect that such Option Shares were acquired pursuant to an investment representation without registration of the Option Shares.

11.	Incorporation of Plan

(a) Notwithstanding the terms and conditions herein, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. A copy of the Plan is hereby incorporated by reference. In the event of any discrepancy or inconsistency between the terms and conditions of this Agreement and of the Plan, the terms and conditions of the Plan shall prevail.

(b) Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee or the Board of Directors upon any question arising under the Plan or this Option Agreement. Optionee further agrees to notify the company upon any change in the residence address indicated above.

12.	Continuance of Employment

Nothing in this Agreement shall confer upon the Optionee the right to continue in the employ of the Company, or impose any obligation on the Company to continue or maintain such employment.

13.	Interpretation

The interpretation and construction by the Committee of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan, shall be final and conclusive.

14.	Enforceability

This Agreement shall be binding upon the Optionee and the Optionee’s estate, personal representatives and beneficiaries.

15.	Notices

Each notice relating to this Agreement shall be in writing and delivered in person, courier, facsimile or by first class mail (postage prepaid), to the address provided hereinabove or any other address duly notified to the other party. Each notice shall be deemed to have been received upon delivery, if delivered in person or by courier; upon receipt of facsimile confirmation, if delivered by facsimile; or five (5) business days after dispatch, if delivered by mail.

16.	Governing Law

This Agreement shall be governed by and construed under the laws of the State of Israel.

IN WITNESS WHEREOF, the Company and the Optionee have executed this agreement on the day and year first written above.

VersEdge Technologies Inc.:		Optionee:

By:
/title

EXHIBIT A

Terms of Options

Name of Optionee:

Date Of Grant:

Designation:	Non-Statutory Options

1. Number of Options granted:

2. Purchase Price:

3. Vesting Schedule:

Number of Options	Vesting Date

4.	Expiration Date: years from the Date Of Grant

OPTIONEE	COMPANY

VERSEDGE TECHNOLOGIES INC.

2001 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Made as of the      day of                     , 2001

Between

VERSEDGE TECHNOLOGIES INC., a Delaware company with offices at                          (the “Company”);

And

                                         , an individual residing in Israel whose address is                                          (the “Optionee”);

1.	Grant of Option

(a) As of                      (the “Date of Grant”), the Company hereby grants to the Optionee non-statutory stock options (the “Options”), pursuant to the Company’s 2001 Stock Option Plan (the “Plan”), to purchase all or any part of an aggregate of                      (        ) shares of Common Stock of the Company, par value US$0.01 each (the “Option Shares”), equal in all rights, benefits and restrictions to the shares of Common Stock of the Company pursuant to the Company’s Certificate of Incorporation and Bylaws, as such will be from time to time, on the terms and conditions hereinafter set forth. A summary of the terms of the Options is attached hereto as Exhibit A.

(b) The number of Option Shares is subject to adjustment as provided in Section 5 hereunder.

(c) The Options are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.

2.	Purchase Price

The purchase price of the Option Shares shall be          U.S. Dollars ($    ) per share (the “Option Price”). Payment shall be made in the manner prescribed in Section 7 hereof.

3.	Term and Exercise of Options

(a) The Options shall be valid for a period of              (    ) years from the Date of Grant, subject to earlier termination as provided in Sections 5 and 6 hereof (the “Option Term”).

(b) The Options may be exercised, in whole or in part, at any time during the Option Term, in accordance with the vesting schedule set out in (c) below. Subject to such schedule and to other provisions of this Agreement, including without limitations Sections 5 and 6 hereof, any Options which are vested and unexercised shall remain outstanding during the Option Term and shall be exercisable at any time during such term.

(c) The Optionee’s rights to purchase the Option Shares shall become exercisable over a period of four years, commencing on                      (the “Commencement Date”), in the following manner and in accordance with Exhibit A hereof (Exhibit A shall govern in any event of discrepancy or inconsistency herewith): the Options to purchase 25% of the Option Shares shall become exercisable upon the lapse of the first anniversary of the Commencement Date; the Options to purchase the remaining Option Shares shall become exercisable in thirty six (36) equal monthly installments (i.e., a total vesting period of four years from the Commencement Date).

(d) Except as provided in Section 6, the Options may not be exercised unless, at the time the Options are exercised and at all times from the Commencement Date, the Optionee shall then be and shall have been an employee of the Company or of any of its subsidiaries.

4.	Restrictions on Transfer

The Options shall not be transferable otherwise than by will or the laws of descent and distribution. Without derogating from the foregoing, the Options may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Options contrary to the provisions hereof and of the Plan, and the levy of any execution, attachment, or similar process upon the Options, shall be null and void and without effect.

5.	Adjustment; Early Termination

(a) In the event of an Acquisition Event (as defined below) while any Options remain outstanding and unexercised, the following terms shall apply to such outstanding and unexercised Options, with respect to the Option Shares purchasable upon exercise thereof:

(i) Options which are not yet vested at the time of such Acquisition Event, shall be assumed or shall be substituted for an appropriate number of options to purchase the class of shares or other securities of the successor company (or a parent or subsidiary of the successor company) which were distributed to the shareholders of the Company in respect of their shares of the Company, and appropriate adjustments for maintaining the economic value represented by the Options prior to such assumption of substitution shall be made in the purchase price per share to reflect such action, and all other terms and conditions of the Options shall remain in full force and effect, including without limitation the vesting schedule, all as will be determined by the Board of Directors or the committee appointed by it (the “Committee”). However, if the Optionee’s employment with the successor company is terminated by such successor company without Cause (as defined in the Optionee’s employment agreement) within one year of the closing of such Acquisition Event, the vesting schedule shall be accelerated, so that any unvested portion of the substituted Options shall be immediately vested in full as of the date of such termination without cause.

Notwithstanding the foregoing, if the successor company (or a parent or subsidiary of the successor company) does not agree to assume or substitute the remaining unvested Options as aforesaid, or if the nature or circumstances of the Acquisition Event preclude such assumption or substitution, the vesting periods of such unvested Options shall be accelerated, so that any unvested Options shall become immediately vested in full and shall become subject to the provisions of the next paragraph.

(ii) Options which are vested or that will be vested at the time of such Acquisition Event, subject to the preceding paragraph, shall become exercisable as of a specified time (in any event not after the time such Options are vested according to their vesting schedule), but not less than ten (10) days, prior to the effective date of such event (the “Acceleration Time”), which will be notified in writing to the Optionee. Such Options will terminate immediately prior to the effective date of such Acquisition Event, except to the extent exercised by the Optionee between the Acceleration Time and the consummation of such Acquisition Event.

(iii) An “Acquisition Event” shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (b) any sale of all or substantially all of the assets or shares of the Company, or (c) the complete liquidation of the Company.

(b) For the purposes of this Section 5, an Option shall be considered assumed or substituted if, following the merger or acquisition, such Option shall confer the right to purchase or receive, with respect to each Option Share issuable upon exercise of the Option immediately prior to the Acquisition Event, under the vesting schedule applicable to the Options prior to such merger or acquisition, the consideration (whether shares, options, cash, or other securities or property) received under the merger or acquisition by holders of majority of shares of Common Stock of the Company for each share held by them on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Acquisition Event is not solely common shares (or their equivalent) of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company, provide for the consideration to be received upon the exercise of the Option to be solely common shares (or their equivalent) of the successor company or its parent or subsidiary, equal in Fair Market Value (as defined below) to the per share consideration received by holders of a majority of the outstanding shares of Common Stock of the Company in the merger or acquisition.

“Fair Market Value” means, as of any date, the value of a share of Common Stock of the Company determined as follows:

(1)	if the shares of Common Stock are listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market System, or the NASDAQ SmallCap Market of the NASDAQ Stock Market, the Fair Market Value shall be the closing sales price for such shares (or the closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in the Wall Street Journal, or such other source as the Committee deems reliable;

(2)	if the shares of Common Stock are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the average between the high bid and low asked prices for the shares of Common Stock on the last market trading day prior to the day of determination; or

(3)	in the absence of an established market for the shares of Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(c) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding Common Shares are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such outstanding Common Shares or other securities, an appropriate and proportionate adjustment shall be made in the number and kind of outstanding Option Shares and/or in the Option Price, without changing the aggregate Option Price of such outstanding Option Shares or the economic value of the outstanding Options. If this Section 5(c) applies to any event to which Section 5(a) also applies, then Section 5(a) shall be applicable to such event and this Section 5(c) shall not apply.

Any adjustments under this Section 5(c) will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued on account of any such adjustments.

6.	Termination of Options

Without derogating from the provisions of Section 5 hereof, the following shall apply with respect to the termination of the Options:

(a) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his retirement with the consent of the Company or voluntary termination, then the Options, only to the extent exercisable by him at the time he ceases to be employed by the Company or any subsidiary, may be exercised by him within three (3) months after such time.

(b) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his disability, then the Options, only to the extent exercisable by him at the time he ceases to be employed by the Company or any subsidiary, may be exercised by him within twelve (12) months after such time.

(c) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his dismissal without Cause (as defined in the Optionee’s employment agreement), then the Options, only to the extent exercisable by him at the time he ceased to be employed by the Company or any subsidiary, may be exercised by him within three (3) months after such time.

(d) If the Optionee shall die while in the employ of the Company or any subsidiary, his estate, personal representative, or beneficiary shall have the right, subject to the provisions of Section 4, to exercise the Options (only to the extent that the Optionee would have been entitled to do so at the time of his death) at any time within twelve (12) months from the date of his death.

(e) Employment by the Company or any subsidiary shall not be deemed to be terminated because an Optionee is transferred from one of the Company or any subsidiary to another of the Company or any subsidiary.

(f) If the Optionee shall cease to be employed by the Company or any subsidiary for any reason other than as described above, the Options will terminate immediately.

7.	Method of Exercising Options

(a) Subject to the other terms and conditions of this Agreement, the Options may be exercised by a written notice to the Company at its registered office at the time of the exercise. Such notice shall state that the Options are being exercised thereby and the number of Option Shares in respect of which they are being exercised. The notice shall be signed by the Optionee and shall be accompanied by payment in full of the Option Price for such exercised Option Shares, in one of the following ways: (1) in cash or a check to the order of the Company in an amount equal to the exercise price of such Options; or (2) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Options (A) by delivery to the Company of other common stock of the company, or (B) according to a deferred payment schedule.

(b) the Company shall issue the exercised shares in the name of the Optionee, and deliver a certificate or certificates representing such shares to the Optionee as soon as practicable after notice and payment shall be received.

(c) In the event Options shall be exercised by any person or persons other than the Optionee, pursuant to Section 4 hereof, the notice of exercise shall be accompanied by appropriate evidence of the right of such person or persons to exercise the Options, and the provisions of this Section 7 shall apply, mutatis-mutandis.

8.	Rights of Optionee as a Shareholder

Subject to all other terms and conditions of this Agreement and the Plan, the Optionee shall have no rights of a shareholder with respect to exercised Option Shares until a certificate or certificates representing such shares are issued to him or her, and the Optionee is registered in the Company’s books as a shareholder thereof. Thereafter, the Optionee shall have all rights of a shareholder of the Company under the Company’s Certificate of Incorporation and Bylaws, as such may be from time to time. All shares of Common Stock purchased upon the exercise of the Options as provided herein shall be fully paid and non-assessable.

9.	Tax Liability; Conditions for Issue

(a) All tax liability regarding the issue of the Options and the Option Shares shall be borne by the Optionee.

(b) The exercise of the Options shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise with any securities exchange or under any national, state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise in the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. For the avoidance of doubt, nothing in the foregoing shall impose any duty on the Company to list, register, qualify or obtain any approvals in respect of the Option Shares.

(c) the Company may require an additional payment equal to all applicable withholding taxes (if withheld by the Company) which may be imposed on the difference between the purchase price of the Option Shares and the Fair Market Value of such shares, as of the exercise date (which sum shall be paid in due course by the Company to the applicable agencies as income taxes withheld on income resulting from the exercise of the Options).

10.	Securities Laws Representations

Unless Option Shares have been registered under the United States Securities Act of 1933 or the Securities Law of 1968, as amended, or an equivalent law of any applicable jurisdiction, or the Company has determined that such registration is unnecessary, the Optionee may be required, upon exercise of the Options or any of them, to give a representation in writing that he or she is acquiring such Option Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution (within the meaning thereof pursuant to the U.S. securities laws) of any part thereof. The Company may place a legend on any share certificate delivered pursuant to this Agreement, to the effect that such Option Shares were acquired pursuant to an investment representation without registration of the Option Shares.

11.	Incorporation of Plan

(a) Notwithstanding the terms and conditions herein, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. A copy of the Plan is hereby incorporated by reference. In the event of any discrepancy or inconsistency between the terms and conditions of this Agreement and of the Plan, the terms and conditions of the Plan shall prevail.

(b) Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee or the Board of Directors upon any question arising under the Plan or this Option Agreement. Optionee further agrees to notify the company upon any change in the residence address indicated above.

12.	Continuance of Employment

Nothing in this Agreement shall confer upon the Optionee the right to continue in the employ of the Company, or impose any obligation on the Company to continue or maintain such employment.

13.	Interpretation

The interpretation and construction by the Committee of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan, shall be final and conclusive.

14.	Enforceability

This Agreement shall be binding upon the Optionee and the Optionee’s estate, personal representatives and beneficiaries.

15.	Notices

Each notice relating to this Agreement shall be in writing and delivered in person, courier, facsimile or by first class mail (postage prepaid), to the address provided hereinabove or any other address duly notified to the other party. Each notice shall be deemed to have been received upon delivery, if delivered in person or by courier; upon receipt of facsimile confirmation, if delivered by facsimile; or five (5) business days after dispatch, if delivered by mail.

16.	Governing Law

This Agreement shall be governed by and construed under the laws of the State of Israel.

IN WITNESS WHEREOF, the Company and the Optionee have executed this agreement on the day and year first written above.

VersEdge Technologies Inc.:		Optionee:

By:
/title

EXHIBIT A

Terms of Options

Name of Optionee:

Date Of Grant:

Designation:	Non-Statutory Options

1. Number of Options granted:

2. Purchase Price:

3. Vesting Schedule:

Number of Options	Vesting Date

4.	Expiration Date: years from the Date Of Grant

OPTIONEE	COMPANY

VERSEDGE TECHNOLOGIES INC.

2001 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Made as of the      day of                     , 2001

Between

VERSEDGE TECHNOLOGIES INC., a Delaware company with offices at                     (the “Company”);

And

                                    , a [individual/company/other] whose address is                                               (the “Optionee”);

1.	Grant of Option

(a) As of                      (the “Date of Grant”), the Company hereby grants to the Optionee non-statutory stock options (the “Options”), pursuant to the Company’s 2001 Stock Option Plan (the “Plan”), to purchase all or any part of an aggregate of                      (        ) shares of Common Stock of the Company, par value US$0.01 each (the “Option Shares”), equal in all rights, benefits and restrictions to the shares of Common Stock of the Company pursuant to the Company’s Certificate of Incorporation and Bylaws, as such will be from time to time, on the terms and conditions hereinafter set forth. A summary of the terms of the Options is attached hereto as Exhibit A.

(b) The number of Option Shares is subject to adjustment as provided in Section 5 hereunder.

(c) The Options are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.

2.	Purchase Price

The purchase price of the Option Shares shall be          U.S. Dollars ($        ) per share (the “Option Price”). Payment shall be made in the manner prescribed in Section 7 hereof.

3.	Term and Exercise of Options

(a) The Options shall be valid for a period of              (        ) years from the Date of Grant, subject to earlier termination as provided in Sections 5 and 6 hereof (the “Option Term”).

(b) The Options may be exercised, in whole or in part, at any time during the Option Term, in accordance with the vesting schedule set out in (c) below. Subject to such schedule and to other provisions of this Agreement, including without limitations Sections 5 and 6 hereof, any Options which are vested and unexercised shall remain outstanding during the Option Term and shall be exercisable at any time during such term.

(c) The Optionee’s rights to purchase the Option Shares shall become exercisable over a period of four years, commencing on                      (the “Commencement Date”), in the following manner and in accordance with Exhibit A hereof (Exhibit A shall govern in any event of discrepancy or inconsistency herewith): the Options to purchase 25% of the Option Shares shall become exercisable upon the lapse of the first anniversary of the Commencement Date; the Options to purchase the remaining Option Shares shall become exercisable in thirty six (36) equal monthly installments (i.e., a total vesting period of four years from the Commencement Date).

(d) Except as provided in Section 6, the Options may not be exercised unless, at the time the Options are exercised and at all times from the Commencement Date, the Optionee shall then be and shall have been an advisor or consultant of the Company or of any of its subsidiaries.

4.	Restrictions on Transfer

The Options shall not be transferable otherwise than by will or the laws of descent and distribution. Without derogating from the foregoing, the Options may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Options contrary to the provisions hereof and of the Plan, and the levy of any execution, attachment, or similar process upon the Options, shall be null and void and without effect.

5.	Adjustment; Early Termination

(a) In the event of an Acquisition Event (as defined below) while any Options remain outstanding and unexercised, the following terms shall apply to such outstanding and unexercised Options, with respect to the Option Shares purchasable upon exercise thereof:

(i) Options which are not yet vested at the time of such Acquisition Event, shall be subject to immediate acceleration and to the provisions of paragraph (ii) below.

(ii) Options which are vested or that will be vested at the time of such Acquisition Event, subject to the preceding paragraph, shall become exercisable as of a specified time (in any event not after the time such Options are vested according to their vesting schedule), but not less than ten (10) days, prior to the effective date of such event (the “Acceleration Time”), which will be notified in writing to the Optionee. Such Options will terminate immediately prior to the effective date of such Acquisition Event, except to the extent exercised by the Optionee between the Acceleration Time and the consummation of such Acquisition Event.

(iii) An “Acquisition Event” shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (b) any sale of all or substantially all of the assets or shares of the Company, or (c) the complete liquidation of the Company.

(b) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding Common Shares are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such outstanding Common Shares or other securities, an appropriate and proportionate adjustment shall be made in the number and kind of outstanding Option Shares and/or in the Option Price, without changing the aggregate Option Price of such outstanding Option Shares or the economic value of the outstanding Options. If this Section 5(b) applies to any event to which Section 5(a) also applies, then Section 5(a) shall be applicable to such event and this Section 5(b) shall not apply.

Any adjustments under this Section 5(b) will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued on account of any such adjustments.

6.	Termination of Options

Without derogating from the provisions of Section 5 hereof, the following shall apply with respect to the termination of the Options:

(a) If the Optionee shall cease to be engaged by the Company or any subsidiary for any reason except a breach of the terms of engagement by the Optionee or any breach of the Optionee’s duties of care for the Company or other bad-faith conduct, including without limitation disclosure of confidential information of the Company, then the Options, only to the extent exercisable by the Optionee at the time he ceases to be engaged by the Company or any subsidiary, may be exercised by him within three (3) months after such time.

(b) Engagement by the Company or any subsidiary shall not be deemed to be terminated because an Optionee is transferred from one of the Company or any subsidiary to another of the Company or any subsidiary.

(c) If the Optionee shall cease to be engaged by the Company or any subsidiary for any reason other than as described above, the Options will terminate immediately.

7.	Method of Exercising Options

(a) Subject to the other terms and conditions of this Agreement, the Options may be exercised by a written notice to the Company at its registered office at the time of the exercise. Such notice shall state that the Options are being exercised thereby and the number of Option Shares in respect of which they are being exercised. The notice shall be signed by the Optionee and shall be accompanied by payment in full of the Option Price for such exercised Option Shares, in one of the following ways: (1) in cash or a check to the order of the Company in an amount equal to the exercise price of such Options; or (2) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Options (A) by delivery to the Company of other common stock of the company, or (B) according to a deferred payment schedule.

(b) the Company shall issue the exercised shares in the name of the Optionee, and deliver a certificate or certificates representing such shares to the Optionee as soon as practicable after notice and payment shall be received.

(c) In the event Options shall be exercised by any person or persons other than the Optionee, pursuant to Section 4 hereof, the notice of exercise shall be accompanied by appropriate evidence of the right of such person or persons to exercise the Options, and the provisions of this Section 7 shall apply, mutatis-mutandis.

8.	Rights of Optionee as a Shareholder

Subject to all other terms and conditions of this Agreement and the Plan, the Optionee shall have no rights of a shareholder with respect to exercised Option Shares until a certificate or certificates representing such shares are issued to him or her, and the Optionee is registered in the Company’s books as a shareholder thereof. Thereafter, the Optionee shall have all rights of a shareholder of the Company under the Company’s Certificate of Incorporation and Bylaws, as such may be from time to time. All shares of Common Stock purchased upon the exercise of the Options as provided herein shall be fully paid and non-assessable.

9.	Tax Liability: Conditions for Issue

(a) All tax liability regarding the issue of the Options and the Option Shares shall be borne by the Optionee.

(b) The exercise of the Options shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise with any securities exchange or under any national, state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise in the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. For the avoidance of doubt, nothing in the foregoing shall impose any duty on the Company to list, register, qualify or obtain any approvals in respect of the Option Shares.

(c) the Company may require an additional payment equal to all applicable withholding taxes (if withheld by the Company) which may be imposed on the difference between the purchase price of the Option Shares and the fair market value of such shares (as determined in good-faith by the Board of Directors), as of the exercise date (which sum shall be paid in due course by the Company to the applicable agencies as income taxes withheld on income resulting from the exercise of the Options).

10.	Securities Laws Representations

Unless Option Shares have been registered under the United States Securities Act of 1933 or the Securities Law of 1968, as amended, or an equivalent law of any applicable jurisdiction, or the Company has determined that such registration is unnecessary, the Optionee may be required, upon exercise of the Options or any of them, to give a representation in writing that he or she is acquiring such Option Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution (within the meaning thereof pursuant to the U.S. securities laws) of any part thereof. The Company may place a legend on any share certificate delivered pursuant to this Agreement, to the effect that such Option Shares were acquired pursuant to an investment representation without registration of the Option Shares.

11.	Incorporation of Plan

(a) Notwithstanding the terms and conditions herein, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. A copy of the Plan is hereby incorporated by reference. In the event of any discrepancy or inconsistency between the terms and conditions of this Agreement and of the Plan, the terms and conditions of the Plan shall prevail.

(b) Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee or the Board of Directors upon any question arising under the Plan or this Option Agreement. Optionee further agrees to notify the company upon any change in the residence address indicated above.

12.	Continuance of Engagement

Nothing in this Agreement shall confer upon the Optionee the right to continue to be engaged by the Company, or impose any obligation on the Company to continue or maintain such engagement.

13.	Interpretation

The interpretation and construction by the Board of Directors of the company or the committee appointed by it (the “Committee”) of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan, shall be final and conclusive.

14.	Enforceability

This Agreement shall be binding upon the Optionee and the Optionee’s estate, personal representatives and beneficiaries.

15.	Notices

Each notice relating to this Agreement shall be in writing and delivered in person, courier, facsimile or by first class mail (postage prepaid), to the address provided hereinabove or any other address duly notified to the other party. Each notice shall be deemed to have been received upon delivery, if delivered in person or by courier; upon receipt of facsimile confirmation, if delivered by facsimile; or five (5) business days after dispatch, if delivered by mail.

16.	Governing Law

This Agreement shall be governed by and construed under the laws of the State of Israel.

IN WITNESS WHEREOF, the Company and the Optionee have executed this agreement on the day and year first written above.

VersEdge Technologies Inc.:		Optionee:

By:
/title

EXHIBIT A

Terms of Options

Name of Optionee:

Date Of Grant:

Designation:	Non-Statutory Options

1. Number of Options granted:

2. Purchase Price:

3. Vesting Schedule:

Number of Options	Vesting Date

4.	Expiration Date: years from the Date Of Grant

OPTIONEE	COMPANY

EXHIBIT A

2001 STOCK OPTION PLAN

EXERCISE NOTICE

VersEdge Technologies, Inc.

Attention: Chief Executive Officer

634 North Santa Cruz Avenue, Suite 208

Los Gatos, CA 95032

1. Exercise of Option. Effective as of today,                                 ,             , the undersigned (“Optionee”) hereby elects to exercise Optionee’s 3(i) option to purchase                      shares of the Common Stock (the “Shares”) of VersEdge Technologies, Inc. (the “Company”) under and pursuant to the 2001 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated «GrantDate» (the “Option Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option, as requested by the company.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment to the Shares shall be made for a dividend or other right for which the record date is prior to the date of issuance of the Shares.

5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. Optionee understands and agrees that the Company shall have the right to deduct from payments of any kind otherwise due to Optionee any Israeli or other taxes of any kind required by law to be withheld with respect to the Shares.

6. Restrictive Legends and Lock-Up Provisions.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

(b) Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of Israel. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement will continue in full force and effect.

9. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	VERSEDGE TECHNOLOGIES, INC.

Signature	By

«Name»

Print Name	Title

Address: «Address»	Address: 634 North Santa Cruz Avenue, Suite 208 Los Gatos, CA 95032

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:	«NAME»

COMPANY:	VERSEDGE TECHNOLOGIES, INC.

SECURITY:	COMMON STOCK

AMOUNT:	$«TotalPrice»

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of

Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: ,

VERSEDGE TECHNOLOGIES INC.

2001 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Made as of the      day of                     , 2001

Between

VERSEDGE TECHNOLOGIES INC., a Delaware company with offices at                      (the “Company”);

And

                                         , an individual residing in Israel whose address is                                          (the “Optionee”);

1.	Grant of Option

(a) As of                      (the “Date of Grant”), the Company hereby grants to the Optionee non-statutory stock options under section 102 of the Israeli Income Tax Ordinance of (the “Options”), pursuant to the Company’s 2001 Stock Option Plan (the “Plan”), to purchase all or any part of an aggregate of                      (        ) shares of Common Stock of the Company, par value US$0.01 each (the “Option Shares”), equal in all rights, benefits and restrictions to the shares of Common Stock of the Company pursuant to the Company’s Certificate of Incorporation and Bylaws, as such will be from time to time, on the terms and conditions hereinafter set forth. A summary of the terms of the Options is attached hereto as Exhibit A.

(b) The number of Option Shares is subject to adjustment as provided in Section 5 hereunder.

(c) The Options are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.

(d) The Optionee hereby waives NIS 1 as a portion of his salary payment in consideration for the Option.

2.	Purchase Price

The purchase price of the Option Shares shall be              U.S. Dollars ($    ) per share (the “Option Price”). Payment shall be made in the manner prescribed in Section 8 hereof.

3.	Term and Exercise of Options

(a) The Options shall be valid for a period of              (    ) years from the Date of Grant, subject to earlier termination as provided in Sections 6 and 7 hereof (the “Option Term”).

(b) The Options may be exercised, in whole or in part, at any time during the Option Term, in accordance with the vesting schedule set out in (c) below. Subject to such schedule and to other provisions of this Agreement, including without limitation Sections 6 and 7 hereof, any Options which are vested and unexercised shall remain outstanding during the Option Term and shall be exercisable at any time during such term.

(c) The Optionee’s rights to purchase the Option Shares shall become exercisable over a period of four years, commencing on                      (the “Commencement Date”), in the following manner and in accordance with Exhibit A hereof (Exhibit A shall govern in any event of discrepancy or inconsistency herewith): the Options to purchase 25% of the Option Shares shall become exercisable upon the lapse of the first anniversary of the Commencement Date; the Options to purchase the remaining Option Shares shall become exercisable in thirty six (36) equal monthly installments (i.e., a total vesting period of four years from the Commencement Date).

(d) Except as provided in Section 7, the Options may not be exercised unless, at the time the Options are exercised and at all times from the Commencement Date, the Optionee shall then be and shall have been an employee of the Company or of any of its subsidiaries.

4.	Application of Section 102 of the Income Tax Ordinance

(a) The provisions governing the deferral of tax for options granted or shares issued to employees which are prescribed in Section 102 of the Israeli Income Tax Ordinance (New Version) (the “Ordinance”) and in the Income Tax Rules (Tax Benefits in Stock Issuance to Workers) 5349-1989 (the “Rules”), shall be applied to the Options and Option Shares. The Optionee shall comply with the Ordinance and the Rules and with the escrow agreement entered into between the Company and the Escrow Agent (the “Escrow Agreement”).

(b) The Optionee shall not claim an exemption from Israeli tax pursuant to part E or Section 95 or 97(a) of the Ordinance, in connection with a transfer by the Optionee of Options or of Option Shares prior to the end of the Holding Period as defined in Rule l(i) of the Rules.

(c) Any and all tax liabilities (as may apply from time to time) in connection with the grant and exercise of the Options and the sale of the Option Shares upon the exercise of the Options, will be borne by the Optionee (or anyone else holding the Options on the Optionee’s behalf pursuant to this agreement), and the Optionee will be solely liable for all such taxes.

(d) The Optionee shall be obligated to immediately notify the Company and the Escrow Agent of his request, if any, to the Income Tax Authority pursuant to Rule 6(b) of the Rules.

(e) Notwithstanding anything to the contrary in this Agreement, the Option or the Option Shares, as the case may be, shall be held by an the Escrow Agent for at least two years from the Date of Grant (the “Holding Period”). After the Holding Period, and subject to any further period which may be agreed by the Company and the Optionee, the Escrow Agent may release the Options or the Option Shares to the Optionee only after (i) the Escrow Agent receives a confirmation from the Income Tax Authority that the Optionee has paid any applicable tax due under the Ordinance and the Rules, or (ii) the Escrow Agent withholds any applicable tax due under the Ordinance and the Rules.

(f) During the Holding Period, any dividends distributed by the Company to its shareholders shall be paid to the Escrow Agent for the benefit of the Optionee, in respect of any exercised Option Shares at the time of such distribution.

(g) In the event that a share dividend (bonus shares) is declared on Option Shares, whether or not exercised, such dividend shares shall be subject to the provisions of the Plan, and the holding period for such dividend shares shall be measured from the commencement of the Holding Period for the Option Shares on which the dividend was declared.

(h) The exemption under Section 102 of the Ordinance shall be forfeited and the Optionee shall be required to pay any applicable tax promptly at such time as: (i) the Optionee’s employment is terminated during the Holding Period (other than by reason of death or other reason acceptable to the Income Tax Authority); (ii) the Company or the Optionee fail to comply with one or more conditions for exemption as required by the Ordinance, the Rules or the Income Tax Authority; or (iii) the Income Tax Authority withdraws or cancels the exemption for the Plan or the Optionee.

5.	Restrictions on Transfer

The Options shall not be transferable otherwise than by will or the laws of descent and distribution. Without derogating from the foregoing, the Options may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Options contrary to the provisions hereof and of the Plan, and the levy of any execution, attachment, or similar process upon the Options, shall be null and void and without effect.

6.	Adjustment; Early Termination

(a) Subject to Section 4 hereof, in the event of an Acquisition Event (as defined below) while any Options remain outstanding and unexercised, the following terms shall apply to such outstanding and unexercised Options, with respect to the Option Shares purchasable upon exercise thereof:

(i) Options which are not yet vested at the time of such Acquisition Event, shall be assumed or shall be substituted for an appropriate number of options to purchase the class of shares or other securities of the successor company (or a parent or subsidiary of the successor company) which were distributed to the shareholders of the Company in respect of their shares of the Company, and appropriate adjustments for maintaining the economic value represented by the Options prior to such assumption of substitution shall be made in the purchase price per share to reflect such action, and all other terms and conditions of the Options shall remain in full force and effect, including without limitation the vesting schedule, all as will be determined by the Board of Directors or the committee appointed by it (the “Committee”).

Notwithstanding the foregoing, if the successor company (or a parent or subsidiary of the successor company) does not agree to assume or substitute the remaining unvested Options as aforesaid, or if the nature or circumstances of the Acquisition Event preclude such assumption or substitution, the vesting periods of such unvested Options shall be accelerated, so that any unvested Options shall become immediately vested in full and shall become subject to the provisions of the next paragraph.

(ii) Options which are vested or that will be vested at the time of such Acquisition Event, subject to the preceding paragraph, shall become exercisable as of a specified time (in any event not after the time such Options are vested according to their vesting schedule), but not less than ten (10) days, prior to the effective date of such event (the “Acceleration Time”), which will be notified in writing to the Optionee. Such Options will terminate immediately prior to the effective date of such Acquisition Event, except to the extent exercised by the Optionee between the Acceleration Time and the consummation of such Acquisition Event.

(iii) An “Acquisition Event” shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (b) any sale of all or substantially all of the assets or shares of the Company, or (c) the complete liquidation of the Company.

(b) For the purposes of this Section 6, an Option shall be considered assumed or substituted if, following the merger or acquisition, such Option shall confer the right to purchase or receive, with respect to each Option Share issuable upon exercise of the Option immediately prior to the Acquisition Event, under the vesting schedule applicable to the Options prior to such merger or acquisition, the consideration (whether shares, options, cash, or other securities or property) received under the merger or acquisition by holders of majority of shares of Common Stock of the Company for each share held by them on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock);

provided, however, that if such consideration received in the Acquisition Event is not solely common shares (or their equivalent) of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company, provide for the consideration to be received upon the exercise of the Option to be solely common shares (or their equivalent) of the successor company or its parent or subsidiary, equal in Fair Market Value (as defined below) to the per share consideration received by holders of a majority of the outstanding shares of Common Stock of the Company in the merger or acquisition.

“Fair Market Value” means, as of any date, the value of a share of Common Stock of the Company determined as follows:

(1)	if the shares of Common Stock are listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market System, or the NASDAQ SmallCap Market of the NASDAQ Stock Market, the Fair Market Value shall be the closing sales price for such shares (or the closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in the Wall Street Journal, or such other source as the Committee deems reliable;

(2)	if the shares of Common Stock are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the average between the high bid and low asked prices for the shares of Common Stock on the last market trading day prior to the day of determination; or

(3)	in the absence of an established market for the shares of Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(c) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding Common Shares are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such outstanding Common Shares or other securities, an appropriate and proportionate adjustment shall be made in the number and kind of outstanding Option Shares and/or in the Option Price, without changing the aggregate Option Price of such outstanding Option Shares or the economic value of the outstanding Options. If this Section 6(c) applies to any event to which Section 6(a) also applies, then Section 6(a) shall be applicable to such event and this Section 6(c) shall not apply.

Any adjustments under this Section 6(c) will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued on account of any such adjustments.

7.	Termination of Options

Without derogating from the provisions of Section 5 hereof, and subject to the provisions of Section 102 of the Ordinance and the Rules, the following shall apply with respect to the termination of the Options:

(a) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his retirement with the consent of the Company or voluntary termination, then the Options, only to the extent exercisable by him at the time he ceases to be employed by the Company or any subsidiary, may be exercised by him within three (3) months after such time.

(b) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his disability, then the Options, only to the extent exercisable by him at the time he ceases to be employed by the Company or any subsidiary, may be exercised by him within twelve (12) months after such time.

(c) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his dismissal without Cause (as defined in the Optionee’s employment agreement), then the Options, only to the extent exercisable by him at the time he ceased to be employed by the Company or any subsidiary, may be exercised by him within three (3) months after such time.

(d) If the Optionee shall die while in the employ of the Company or any subsidiary, his estate, personal representative, or beneficiary shall have the right, subject to the provisions of Section 5, to exercise the Options (only to the extent that the Optionee would have been entitled to do so at the time of his death) at any time within twelve (12) months from the date of his death.

(e) Employment by the Company or any subsidiary shall not be deemed to be terminated because an Optionee is transferred from one of the Company or any subsidiary to another of the Company or any subsidiary.

(f) If the Optionee shall cease to be employed by the Company or any subsidiary for any reason other than as described above, the Options will terminate immediately.

(g) Notwithstanding the foregoing, the Optionee understands and agrees that any termination of employment prior to the expiration of the Holding Period may subject the Optionee to forfeiture of the tax benefits available under Section 102 of the Ordinance.

8.	Method of Exercising Options

(a) Subject to the other terms and conditions of this Agreement, the Options may be exercised by a written notice to the Company at its registered office at the time of the exercise. Such notice shall state that the Options are being exercised thereby and the number of Option Shares in respect of which they are being exercised. The notice shall be signed by the Optionee and shall be accompanied by payment in full of the Option Price for such exercised Option Shares, in one of the following ways: (1) in cash or a check to the order of the Company in an amount equal to the exercise price of such Options; or (2) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Options (A) by delivery to the Company of other common stock of the company, or (B) according to a deferred payment schedule.

(b) the Company shall issue the exercised shares in the name of the Optionee, and deliver a certificate or certificates representing such shares to the Optionee as soon as practicable after notice and payment shall be received.

(c) In the event Options shall be exercised by any person or persons other than the Optionee, pursuant to Section 5 hereof, the notice of exercise shall be accompanied by appropriate evidence of the right of such person or persons to exercise the Options, and the provisions of this Section 8 shall apply, mutatis-mutandis.

9.	Rights of Optionee as a Shareholder

Subject to all other terms and conditions of this Agreement and the Plan, the Optionee shall have no rights of a shareholder with respect to exercised Option Shares until a certificate or certificates representing such shares are issued to him or her, and the Optionee is registered in the Company’s books as a shareholder thereof. Thereafter, the Optionee shall have all rights of a shareholder of the Company under the Company’s Certificate of Incorporation and Bylaws, as such may be from time to time. All shares of Common Stock purchased upon the exercise of the Options as provided herein shall be fully paid and non-assessable.

10.	Tax Liability; Conditions for Issue

(a) All tax liability regarding the issue of the Options and the Option Shares shall be borne by the Optionee.

(b) The exercise of the Options shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise with any securities exchange or under any national, state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise in the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. For the avoidance of doubt, nothing in the foregoing shall impose any duty on the Company to list, register, qualify or obtain any approvals in respect of the Option Shares.

(c) the Company may require an additional payment equal to all applicable withholding taxes (if withheld by the Company) which may be imposed on the difference between the purchase price of the Option Shares and the Fair Market Value of such shares, as of the exercise date (which sum shall be paid in due course by the Company to the applicable agencies as income taxes withheld on income resulting from the exercise of the Options).

11.	Securities Laws Representations

Unless Option Shares have been registered under the United States Securities Act of 1933 or the Securities Law of 1968, as amended, or an equivalent law of any applicable jurisdiction, or the Company has determined that such registration is unnecessary, the Optionee may be required, upon exercise of the Options or any of them, to give a representation in writing that he or she is acquiring such Option Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution (within the meaning thereof pursuant to the U.S. securities laws) of any part thereof. The Company may place a legend on any share certificate delivered pursuant to this Agreement, to the effect that such Option Shares were acquired pursuant to an investment representation without registration of the Option Shares.

12.	Incorporation of Plan

(a) Notwithstanding the terms and conditions herein, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. A copy of the Plan is hereby incorporated by reference. In the event of any discrepancy or inconsistency between the terms and conditions of this Agreement and of the Plan, the terms and conditions of the Plan shall prevail.

(b) Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee or the Board of Directors upon any question arising under the Plan or this Option Agreement. Optionee further agrees to notify the company upon any change in the residence address indicated above.

13.	Continuance of Employment

Nothing in this Agreement shall confer upon the Optionee the right to continue in the employ of the Company, or impose any obligation on the Company to continue or maintain such employment.

14.	Interpretation

The interpretation and construction by the Committee of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan, shall be final and conclusive.

15.	Enforceability

This Agreement shall be binding upon the Optionee and the Optionee’s estate, personal representatives and beneficiaries.

16.	Notices

Each notice relating to this Agreement shall be in writing and delivered in person, courier, facsimile or by first class mail (postage prepaid), to the address provided hereinabove or any other address duly notified to the other party. Each notice shall be deemed to have been received upon delivery, if delivered in person or by courier, upon receipt of facsimile confirmation, if delivered by facsimile; or five (5) business days after dispatch, if delivered by mail.

17.	Governing Law

This Agreement shall be governed by and construed under the laws of the State of Israel.

IN WITNESS WHEREOF, the Company and the Optionee have executed this agreement on the day and year first written above.

VersEdge Technologies Inc.:		Optionee:

By:
/title

EXHIBIT A

Terms of Options

Name of Optionee:

Date Of Grant:

Designation:	102 Options

1. Number of Options granted:

2. Purchase Price:

3. Vesting Schedule:

Number of Options	Vesting Date

4.	Expiration Date: years from the Date Of Grant

OPTIONEE	COMPANY

VERSEDGE TECHNOLOGIES INC.

2001 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Made as of the      day of                     , 2001

Between

VERSEDGE TECHNOLOGIES INC., a Delaware company with offices at                      (the “Company”);

And

                                         , an individual residing in Israel whose address is                                                              (the “Optionee”);

1.	Grant of Option

(a) As of                      (the “Date of Grant”), the Company hereby grants to the Optionee non-statutory stock options under section 102 of the Israeli Income Tax Ordinance of (the “Options”), pursuant to the Company’s 2001 Stock Option Plan (the “Plan”), to purchase all or any part of an aggregate of                  (         ) shares of Common Stock of the Company, par value US$0.01 each (the “Option Shares”), equal in all rights, benefits and restrictions to the shares of Common Stock of the Company pursuant to the Company’s Certificate of Incorporation and Bylaws, as such will be from time to time, on the terms and conditions hereinafter set forth. A summary of the terms of the Options is attached hereto as Exhibit A.

(b) The number of Option Shares is subject to adjustment as provided in Section 5 hereunder.

(c) The Options are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986.

(d) The Optionee hereby waives NIS 1 as a portion of his salary payment in consideration for the Option.

2.	Purchase Price

The purchase price of the Option Shares shall be          U.S. Dollars ($    ) per share (the “Option Price”). Payment shall be made in the manner prescribed in Section 8 hereof.

3.	Term and Exercise of Options

(a) The Options shall be valid for a period of              (    ) years from the Date of Grant, subject to earlier termination as provided in Sections 6 and 7 hereof (the “Option Term”).

(b) The Options may be exercised, in whole or in part, at any time during the Option Term, in accordance with the vesting schedule set out in (c) below. Subject to such schedule and to other provisions of this Agreement, including without limitation Sections 6 and 7 hereof, any Options which are vested and unexercised shall remain outstanding during the Option Term and shall be exercisable at any time during such term.

(c) The Optionee’s rights to purchase the Option Shares shall become exercisable over a period of four years, commencing on                  (the “Commencement Date”), in the following manner and in accordance with Exhibit A hereof (Exhibit A shall govern in any event of discrepancy or inconsistency herewith): the Options to purchase 25% of the Option Shares shall become exercisable upon the lapse of the first anniversary of the Commencement Date; the Options to purchase the remaining Option Shares shall become exercisable in thirty six (36) equal monthly installments (i.e., a total vesting period of four years from the Commencement Date).

(d) Except as provided in Section 7, the Options may not be exercised unless, at the time the Options are exercised and at all times from the Commencement Date, the Optionee shall then be and shall have been an employee of the Company or of any of its subsidiaries.

4.	Application of Section 102 of the Income Tax Ordinance

(a) The provisions governing the deferral of tax for options granted or shares issued to employees which are prescribed in Section 102 of the Israeli Income Tax Ordinance (New Version) (the “Ordinance”) and in the Income Tax Rules (Tax Benefits in Stock Issuance to Workers) 5349-1989 (the “Rules”), shall be applied to the Options and Option Shares. The Optionee shall comply with the Ordinance and the Rules and with the escrow agreement entered into between the Company and the Escrow Agent (the “Escrow Agreement”).

(b) The Optionee shall not claim an exemption from Israeli tax pursuant to part E or Section 95 or 97(a) of the Ordinance, in connection with a transfer by the Optionee of Options or of Option Shares prior to the end of the Holding Period as defined in Rule 1(i) of the Rules.

(c) Any and all tax liabilities (as may apply from time to time) in connection with the grant and exercise of the Options and the sale of the Option Shares upon the exercise of the Options, will be borne by the Optionee (or anyone else holding the Options on the Optionee’s behalf pursuant to this agreement), and the Optionee will be solely liable for all such taxes.

(d) The Optionee shall be obligated to immediately notify the Company and the Escrow Agent of his request, if any, to the Income Tax Authority pursuant to Rule 6(b) of the Rules.

(e) Notwithstanding anything to the contrary in this Agreement, the Option or the Option Shares, as the case may be, shall be held by an the Escrow Agent for at least two years from the Date of Grant (the “Holding Period”). After the Holding Period, and subject to any further period which may be agreed by the Company and the Optionee, the Escrow Agent may release the Options or the Option Shares to the Optionee only after (i) the Escrow Agent receives a confirmation from the Income Tax Authority that the Optionee has paid any applicable tax due under the Ordinance and the Rules, or (ii) the Escrow Agent withholds any applicable tax due under the Ordinance and the Rules.

(f) During the Holding Period, any dividends distributed by the Company to its shareholders shall be paid to the Escrow Agent for the benefit of the Optionee, in respect of any exercised Option Shares at the time of such distribution.

(g) In the event that a share dividend (bonus shares) is declared on Option Shares, whether or not exercised, such dividend shares shall be subject to the provisions of the Plan, and the holding period for such dividend shares shall be measured from the commencement of the Holding Period for the Option Shares on which the dividend was declared.

(h) The exemption under Section 102 of the Ordinance shall be forfeited and the Optionee shall be required to pay any applicable tax promptly at such time as: (i) the Optionee’s employment is terminated during the Holding Period (other than by reason of death or other reason acceptable to the Income Tax Authority); (ii) the Company or the Optionee fail to comply with one or more conditions for exemption as required by the Ordinance, the Rules or the Income Tax Authority; or (iii) the Income Tax Authority withdraws or cancels the exemption for the Plan or the Optionee.

5.	Restrictions on Transfer

The Options shall not be transferable otherwise than by will or the laws of descent and distribution. Without derogating from the foregoing, the Options may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Options contrary to the provisions hereof and of the Plan, and the levy of any execution, attachment, or similar process upon the Options, shall be null and void and without effect.

6.	Adjustment; Early Termination

(a) Subject to Section 4 hereof, in the event of an Acquisition Event (as defined below) while any Options remain outstanding and unexercised, the following terms shall apply to such outstanding and unexercised Options, with respect to the Option Shares purchasable upon exercise thereof:

(i) Options which are not yet vested at the time of such Acquisition Event, shall be assumed or shall be substituted for an appropriate number of options to purchase the class of shares or other securities of the successor company (or a parent or subsidiary of the successor company) which were distributed to the shareholders of the Company in respect of their shares of the Company, and appropriate adjustments for maintaining the economic value represented by the Options prior to such assumption of substitution shall be made in the purchase price per share to reflect such action, and all other terms and conditions of the Options shall remain in full force and effect, including without limitation the vesting schedule, all as will be determined by the Board of Directors or the committee appointed by it (the “Committee”). However, if the Optionee’s employment with the successor company is terminated by such successor company without Cause (as defined in the Optionee’s employment agreement) within one year of the closing of such Acquisition Event, the vesting schedule shall be accelerated, so that any unvested portion of the substituted Options shall be immediately vested in full as of the date of such termination without cause.

Notwithstanding the foregoing, if the successor company (or a parent or subsidiary of the successor company) does not agree to assume or substitute the remaining unvested Options as aforesaid, or if the nature or circumstances of the Acquisition Event preclude such assumption or substitution, the vesting periods of such unvested Options shall be accelerated, so that any unvested Options shall become immediately vested in full and shall become subject to the provisions of the next paragraph.

(ii) Options which are vested or that will be vested at the time of such Acquisition Event, subject to the preceding paragraph, shall become exercisable as of a specified time (in any event not after the time such Options are vested according to their vesting schedule), but not less than ten (10) days, prior to the effective date of such event (the “Acceleration Time”), which will be notified in writing to the Optionee. Such Options will terminate immediately prior to the effective date of such Acquisition Event, except to the extent exercised by the Optionee between the Acceleration Time and the consummation of such Acquisition Event.

(iii) An “Acquisition Event” shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (b) any sale of all or substantially all of the assets or shares of the Company, or (c) the complete liquidation of the Company.

(b) For the purposes of this Section 6, an Option shall be considered assumed or substituted if, following the merger or acquisition, such Option shall confer the right to purchase or receive, with respect to each Option Share issuable upon exercise of the Option immediately prior to the Acquisition Event, under the vesting schedule applicable to the Options prior to such merger or acquisition, the consideration (whether shares, options, cash, or other securities or property) received under the merger or acquisition by holders of majority of shares of Common Stock of the Company for each share held by them on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Acquisition Event is not solely common shares (or their equivalent) of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company, provide for the consideration to be received upon the exercise of the Option to be solely common shares (or their equivalent) of the successor company or its parent or subsidiary, equal in Fair Market Value (as defined below) to the per share consideration received by holders of a majority of the outstanding shares of Common Stock of the Company in the merger or acquisition.

“Fair Market Value” means, as of any date, the value of a share of Common Stock of the Company determined as follows:

(1)	if the shares of Common Stock are listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market System, or the NASDAQ SmallCap Market of the NASDAQ Stock Market, the Fair Market Value shall be the closing sales price for such shares (or the closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in the Wall Street Journal, or such other source as the Committee deems reliable;

(2)	if the shares of Common Stock are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the average between the high bid and low asked prices for the shares of Common Stock on the last market trading day prior to the day of determination; or

(3)	in the absence of an established market for the shares of Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(c) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding Common Shares are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such outstanding Common Shares or other securities, an appropriate and proportionate adjustment shall be made in the number and kind of outstanding Option Shares and/or in the Option Price, without changing the aggregate Option Price of such outstanding Option Shares or the economic value of the outstanding Options. If this Section 6(c) applies to any event to which Section 6(a) also applies, then Section 6(a) shall be applicable to such event and this Section 6(c) shall not apply.

Any adjustments under this Section 6(c) will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued on account of any such adjustments.

7.	Termination of Options

Without derogating from the provisions of Section 5 hereof, and subject to the provisions of Section 102 of the Ordinance and the Rules, the following shall apply with respect to the termination of the Options:

(a) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his retirement with the consent of the Company or voluntary termination, then the Options, only to the extent exercisable by him at the time he ceases to be employed by the Company or any subsidiary, may be exercised by him within three (3) months after such time.

(b) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his disability, then the Options, only to the extent exercisable by him at the time he ceases to be employed by the Company or any subsidiary, may be exercised by him within twelve (12) months after such time.

(c) If the Optionee shall cease to be employed by the Company or any subsidiary as the result of his dismissal without Cause (as defined in the Optionee’s employment agreement), then the Options, only to the extent exercisable by him at the time he ceased to be employed by the Company or any subsidiary, may be exercised by him within three (3) months after such time.

(d) If the Optionee shall die while in the employ of the Company or any subsidiary, his estate, personal representative, or beneficiary shall have the right, subject to the provisions of Section 5, to exercise the Options (only to the extent that the Optionee would have been entitled to do so at the time of his death) at any time within twelve (12) months from the date of his death.

(e) Employment by the Company or any subsidiary shall not be deemed to be terminated because an Optionee is transferred from one of the Company or any subsidiary to another of the Company or any subsidiary.

(f) If the Optionee shall cease to be employed by the Company or any subsidiary for any reason other than as described above, the Options will terminate immediately.

(g) Notwithstanding the foregoing, the Optionee understands and agrees that any termination of employment prior to the expiration of the Holding Period may subject the Optionee to forfeiture of the tax benefits available under Section 102 of the Ordinance.

8.	Method of Exercising Options

(a) Subject to the other terms and conditions of this Agreement, the Options may be exercised by a written notice to the Company at its registered office at the time of the exercise. Such notice shall state that the Options are being exercised thereby and the number of Option Shares in respect of which they are being exercised. The notice shall be signed by the Optionee and shall be accompanied by payment in full of the Option Price for such exercised Option Shares, in one of the following ways: (1) in cash or a check to the order of the Company in an amount equal to the exercise price of such Options; or (2) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Options (A) by delivery to the Company of other common stock of the company, or (B) according to a deferred payment schedule.

(b) the Company shall issue the exercised shares in the name of the Optionee, and deliver a certificate or certificates representing such shares to the Optionee as soon as practicable after notice and payment shall be received.

(c) In the event Options shall be exercised by any person or persons other than the Optionee, pursuant to Section 5 hereof, the notice of exercise shall be accompanied by appropriate evidence of the right of such person or persons to exercise the Options, and the provisions of this Section 8 shall apply, mutatis-mutandis.

9.	Rights of Optionee as a Shareholder

Subject to all other terms and conditions of this Agreement and the Plan, the Optionee shall have no rights of a shareholder with respect to exercised Option Shares until a certificate or certificates representing such shares are issued to him or her, and the Optionee is registered in the Company’s books as a shareholder thereof. Thereafter, the Optionee shall have all rights of a shareholder of the Company under the Company’s Certificate of Incorporation and Bylaws, as such may be from time to time. All shares of Common Stock purchased upon the exercise of the Options as provided herein shall be fully paid and non-assessable.

10.	Tax Liability; Conditions for Issue

(a) All tax liability regarding the issue of the Options and the Option Shares shall be borne by the Optionee.

(b) The exercise of the Options shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise with any securities exchange or under any national, state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise in the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. For the avoidance of doubt, nothing in the foregoing shall impose any duty on the Company to list, register, qualify or obtain any approvals in respect of the Option Shares.

(c) the Company may require an additional payment equal to all applicable withholding taxes (if withheld by the Company) which may be imposed on the difference between the purchase price of the Option Shares and the Fair Market Value of such shares, as of the exercise date (which sum shall be paid in due course by the Company to the applicable agencies as income taxes withheld on income resulting from the exercise of the Options).

11.	Securities Laws Representations

Unless Option Shares have been registered under the United States Securities Act of 1933 or the Securities Law of 1968, as amended, or an equivalent law of any applicable jurisdiction, or the Company has determined that such registration is unnecessary, the Optionee may be required, upon exercise of the Options or any of them, to give a representation in writing that he or she is acquiring such Option Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution (within the meaning thereof pursuant to the U.S. securities laws) of any part thereof. The Company may place a legend on any share certificate delivered pursuant to this Agreement, to the effect that such Option Shares were acquired pursuant to an investment representation without registration of the Option Shares.

12.	Incorporation of Plan

(a) Notwithstanding the terms and conditions herein, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. A copy of the Plan is hereby incorporated by reference. In the event of any discrepancy or inconsistency between the terms and conditions of this Agreement and of the Plan, the terms and conditions of the Plan shall prevail.

(b) Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee or the Board of Directors upon any question arising under the Plan or this Option Agreement. Optionee further agrees to notify the company upon any change in the residence address indicated above.

13.	Continuance of Employment

Nothing in this Agreement shall confer upon the Optionee the right to continue in the employ of the Company, or impose any obligation on the Company to continue or maintain such employment.

14.	Interpretation

The interpretation and construction by the Committee of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan, shall be final and conclusive.

15.	Enforceability

This Agreement shall be binding upon the Optionee and the Optionee’s estate, personal representatives and beneficiaries.

16.	Notices

Each notice relating to this Agreement shall be in writing and delivered in person, courier, facsimile or by first class mail (postage prepaid), to the address provided hereinabove or any other address duly notified to the other party. Each notice shall be deemed to have been received upon delivery, if delivered in person or by courier; upon receipt of facsimile confirmation, if delivered by facsimile; or five (5) business days after dispatch, if delivered by mail.

17.	Governing Law

This Agreement shall be governed by and construed under the laws of the State of Israel.

IN WITNESS WHEREOF, the Company and the Optionee have executed this agreement on the day and year first written above.

VersEdge Technologies Inc.:		Optionee:

By:
/title

EXHIBIT A

Terms of Options

Name of Optionee:

Date Of Grant:

Designation:	102 Options

1. Number of Options granted:

2. Purchase Price:

3. Vesting Schedule:

Number of Options	Vesting Date

4.	Expiration Date: years from the Date Of Grant

OPTIONEE	COMPANY

EXHIBIT A

2001 STOCK OPTION PLAN

EXERCISE NOTICE

To: Employees Remuneration Trust Company, (the “Trustee”)

Actona Technologies, Inc.

Attention: Chief Executive Officer

16795 Lark Ave. Suite 101

Los Gatos, CA 95032

Exercise of Option. Effective as of today,                     ,             , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                      shares of the Common Stock (the “Shares”) of Actona Technologies, Inc. (the “Company”) under and pursuant to the 2001 Stock Option Plan (the “Plan”) and the Grant Letter dated                      (the “Grant Letter”).

Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares in cash or by check payable to the Company, as set forth in the Grant Letter, and any and all withholding taxes due in connection with the exercise of the Option.

Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan, this Exercise Notice, the Trust Agreement and the Grant Letter and agrees to abide by and be bound by their terms and conditions.

Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Grant Letter and this Exercise Notice. No adjustment to the Shares shall be made for a dividend or other right for which the record date is prior to the date of issuance of the Shares.

Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by

Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the United States Securities Act of 1933, as amended. Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Optionee agrees that the shares acquired pursuant to the Option shall be bound by this Section 5.

Tax Consultation. Optionee understands that the exercise of the Optionee’s optionee, purchase or disposition of the Shares may result in certain tax consequences under Israeli and other applicable tax laws. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. Optionee understands and agrees that the Company shall have the right to deduct from payments of any kind otherwise due to Optionee any Israeli or other taxes of any kind required by law to be withheld with respect to the Shares.

Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STAND-OFF PROVISION, AS SET FORTH IN THE PURCHASE AGREEMENT BETWEEN THE ISSUER AND PURCHASER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH MARKET STAND-OFF PROVISIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of

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such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

Governing Law; Severability. This Exercise Notice is governed by the laws of the State of California, United States. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining sections, without such provision, of this Exercise Notice will continue in full force and effect.

Entire Agreement. The Plan, the Trust Agreement and Grant Letter are incorporated herein by reference. This Exercise Notice, the Plan, the Grant Letter, the Trust Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE INC.	ACTONA TECHNOLOGIES,

Signature	By

«Name»
Print Name	Title

Address: «Address»	Address: 16795 Lark Avenue, Suite 101

Date Received

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:	________________________

COMPANY:	ACTONA TECHNOLOGIES, INC.

SECURITY:	COMMON STOCK

AMOUNT:	$

DATE:

:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

1. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2. Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

3. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the

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Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

4. In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above

5. Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

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